                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                       KAISER GROUP INTERNATIONAL, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                Delaware                                541437073
----------------------------------------   ------------------------------------
(State or Incorporation or Organization)   (I.R.S. Employer Identification No.)

                  9300 Lee Highway, Fairfax, Virginia  22031
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                   (Address of principal executive offices)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                                   Name of each exchange
Title of each class                                On which each class is
To be so registered                                   To be registered

                                     None

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                         Common Stock, $0.01 par value
                        Preferred Stock Purchase Rights



     ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Common Stock
     ------------

     A description of the Common Stock satisfying the requirements of Item 202 of Regulation S-K is incorporated into this Registration Statement by reference to pages 52 to 53 of the Prospectus and Consent Solicitation contained in the Registration Statement on Form S-4 (File No. 333-82643) that was filed with the Commission and declared effective on October 1, 1999.

     Preferred Stock Purchase Rights (Shareholder Rights Plan)
     ---------------------------------------------------------

     A description of the Preferred Stock Purchase Rights satisfying the requirements of Item 202 of Regulation S-K is incorporated into this Registration Statement by reference to pages 55 to 57 of the Prospectus and Consent Solicitation contained in the Registration Statement on Form S-4 (File No. 333-82643) that was filed with the Commission and declared effective on October 1, 1999.

     ITEM 2.   EXHIBITS

     The following exhibits are filed as part of this registration statement.

3. Exhibits (listed according to the number assigned in the table in Item 601 of Regulation S-K).

 Exhibit No. 2--Plan of Acquisition, reorganization, arrangement, liquidation or succession

2(a) Prospectus and Consent Solicitation contained in the Registration Statement on Form S-4 (Registrant No. 1-12248) filed with the Commission on October 1, 1999)

 Exhibit No. 3--Articles of Incorporation and By-laws of the Registrant

3(a) Restated Certificate of Incorporation of Kaiser Group International, Inc. (restated through June 26, 1993) (Incorporated by reference to Exhibit No. 3(a) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the second quarter of fiscal 1994 filed with the Commission on October 15,
      1993)

      1. Amended Certificate of Incorporation of Kaiser Group International, Inc. (restated through December 27, 1999) (Incorporated by reference to Exhibit A to Report on Form 8-K (Registrant No. 1-12248) filed with the Commission on December 29, 1999)

     *2. Certificate of Ownership and Merger with respect to name change only dated December 27, 1999.

*3(b) Amended and Restated By-laws of Kaiser Group International, Inc. (as amended through December 27, 1999)


 Exhibit No. 3--Articles of Incorporation and By-laws of the Subsidiary
 Guarantors

3(c) Articles of Incorporation of Cygna Consulting Engineers and Project Management, Inc. (Incorporated by reference to Exhibit No. 3(c) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

3(d) By-laws of Cygna Consulting Engineers and Project Management, Inc. (Incorporated by reference to Exhibit No. 3(d) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

3(e) Certificate of Incorporation of Kaiser Government Programs, Inc. (Incorporated by reference to Exhibit No. 3(e) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

     *1. Amended Certificate of Incorporation with respect to name change only filed with the Delaware Secretary of State on August 27, 1999.

3(f) By-laws of Kaiser Government Programs, Inc. (Incorporated by reference to Exhibit No. 3(f) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

3(g) Certificate of Incorporation of EDA, Incorporated (Incorporated by reference to Exhibit No. 3(k) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31,
      1998)

3(h) Amended and Restated By-laws of EDA, Incorporated (Incorporated by reference to Exhibit No. 3(l) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31,
      1998)

3(i) Certificate of Incorporation of Global Trade & Investment, Inc. (Incorporated by reference to Exhibit No. 3(o) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(j) Amended and Restated By-laws of Global Trade & Investment, Inc. (Incorporated by reference to Exhibit No. 3(p) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(k) Certificate of Incorporation of Kaiser Europe, Inc. (Incorporated by reference to Exhibit No. 3(q) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31,
      1998)

     *1. Amended Certificate of Incorporation with respect to name change only filed with the Delaware Secretary of State on September 2, 1999.

3(l) By-laws of Kaiser Europe, Inc. (Incorporated by reference to Exhibit No. 3(r) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(m) Certificate of Incorporation of Kaiser / Georgia Wilson, Inc. (Incorporated by reference to Exhibit No. 3(s) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

     *1. Amended Certificate of Incorporation with respect to name change only filed with the Delaware Secretary of State December 27, 1999.

3(n) By-laws of Kaiser / Georgia Wilson, Inc. (Incorporated by reference to Exhibit No. 3(t) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(o) Certificate of Incorporation of Kaiser Overseas Engineering, Inc. (Incorporated by reference to Exhibit No. 3(u) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

     *1. Amended Certificate of Incorporation with respect to name change only filed with the Delaware Secretary of State on November 10, 1999.

3(p) Amended and Restated By-laws of Kaiser Overseas Engineering, Inc. (Incorporated by reference to Exhibit No. 3(v) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(q) Certificate of Incorporation of Kaiser Engineers Pacific, Inc. (Incorporated by reference to Exhibit No. 3(w) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

     *1. Amended Certificate of Incorporation with respect to name change only filed with the Nevada Secretary of State on December 8, 1999.

3(r) Amended and Restated By-laws of Kaiser Engineers Pacific, Inc. (Incorporated by reference to Exhibit No. 3(x) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(s) Certificate of Incorporation of Kaiser Advanced Technology, Inc. (Incorporated by reference to Exhibit No. 3(y) to Annual Report on
      Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998) (incorporated by reference to Exhibit E No. 3 (aa) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1997 filed with the Commission on November 16,
      1998)

     *1. Amended Certificate of Incorporation with respect to name change only filed with the Idaho Secretary of State on November 15, 1999.

3(t) By-laws of Kaiser Advanced Technology, Inc. (Incorporated by reference to Exhibit No. 3(z) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998) (incorporated by reference to Exhibit No. 3 (bb) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1997 filed with the Commission on November 16, 1998)


 Exhibit No. 4--Instruments Defining the Rights of Security Holders, including Indentures

4(a) Indenture dated as of January 11, 1994, between ICF Kaiser International, Inc. and The Bank of New York, as Trustee (Incorporated by reference to Exhibit No. 4(a) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1994 filed with the Commission on January 14, 1994)

      1. First Supplemental Indenture dated as of February 17, 1995 (Incorporated by reference to Exhibit No. 4(a)(1) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1995 filed with the Commission on May 23, 1995)

      2. Second Supplemental Indenture dated September 1, 1995 (Incorporated by reference to Exhibit No. 4(a) (2) to Registration Statement on Form S-1 Registration No. 33-64655 filed with the Commission on November 30,
         1995)

      3. Third Supplemental Indenture dated October 20, 1995 (Incorporated by reference to Exhibit No. 4(a)(3) to Registration Statement on Form S-1 Registration No. 33-64655 filed with the Commission on November 30,
         1995)

      4. Fourth Supplemental Indenture dated as of March 8, 1996 (Incorporated by reference to Exhibit No. 4 (a)(4) to Transition Report on Form 10-K (Registrant No. 1-12248) for the transition period from March 1, 1995 to December 31, 1995 filed with the Commission on March 29, 1996)

      5. Fifth Supplemental Indenture dated as of June 24, 1996 (Incorporated by reference to Exhibit No. 4 (a)(5) to Registration Statement on Form S-1 Registration No. 333-16937 filed with the Commission on November 27,
         1996)

      6. Sixth Supplemental Indenture dated as of December 3, 1997 (Incorporated by reference to Exhibit No. 4(a)(6) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

      7. Seventh Supplemental Indenture dated as of August 13, 1998. (incorporated by reference to Exhibit No. 4(a)(7) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1997 filed with the Commission on November 16, 1998)

      8. Eighth Supplemental Indenture dated as of April 9, 1999 (incorporated by reference to Exhibit No. 4(a)(8) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the first quarter of fiscal 1999 filed with the Commission on May 17, 1999)

      9. Ninth Supplemental Indenture dated as of June 25, 1999 (incorporated by reference to Exhibit No. 4(a)(9) to Pre-Effective Amendment No.3 on Registration Statement on Form S-4 (Registrant No. 333-82643) filed with the Commission on October 1, 1999)

     10. Form of Tenth Supplemental Indenture with respect to the 12% Senior Subordinated Notes due 2003 (incorporated by reference to Exhibit 4(a)(10) to Pre-Effective Amendment No. 3 on Registration Statement on Form S-4 (Registrant No. 333-82643) filed with the Commission on October 1, 1999)

4(b) Form of 12% Senior Subordinated Note due 2003 (Incorporated by reference to Exhibit No. 4(b) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1994 filed with the Commission on January 14, 1994)

4(c) Form of Common Stock Purchase Warrant expiring May 15, 1999 (as amended and restated through January 11, 1994) (Incorporated by reference to Exhibit No. 4(e) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1994 filed with the Commission on January 14, 1994)

4(d) Rights Agreement, dated as of January 13, 1992, between ICF Kaiser International, Inc. and Office of the Secretary, ICF Kaiser International, Inc. as Rights Agent, including (1) Form of Certificate of Designations of Series 4 Junior Preferred Stock; (2) Form of Rights Certificate; and (3) Summary of Rights to Purchase Preferred Stock (Incorporated by reference to Exhibit No. 4(h) to Quarterly Report on Form 10-Q (Registrant No. 0-18025) for the third quarter of fiscal 1992 filed with the Commission on January 14, 1992)

      1. Amendment No. 1 to the Rights Agreement dated as of January 13, 1992. (incorporated by reference to Exhibit 1 to Form 8-K (Registrant No. 1-12248) filed with the Commission on July 6, 1999)

      2. Amendment No. 2 to the Rights Agreement dated as of January 13, 1992. (incorporated by reference to No. 4(k) to Form 8-K (Registrant No. 1-12248) filed with the Commission on October 12, 1999)

4(e) Warrant Agreement dated as of January 11, 1994, between the Registrant and The Bank of New York, as Warrant Agent (Incorporated by reference to Exhibit No. 4(c) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1994 filed with the Commission on January 14, 1994)

4(f) Indenture dated as of December 23, 1996, between ICF Kaiser International, Inc. and The Bank of New York, as Trustee, including Guarantees, dated December 23, 1996, by each of the Subsidiary Guarantors (Incorporated by reference to Exhibit No. 4(g) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

      1. First Supplemental Indenture dated as of December 3, 1997 (Incorporated by reference to Exhibit No. 4(a)(6) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

      2. Second Supplemental Indenture dated as of August 13, 1998 (Incorporated by reference to Exhibit No. 4(g)(2) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1997 filed with the Commission on November 16, 1998)

      3. Third Supplemental Indenture dated as of April 9, 1999 (Incorporated by reference to Exhibit No. 4(f)(3) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the first quarter of fiscal 1999 filed with the Commission on May 17, 1999)

      4. Fourth Supplemental Indenture dated as of June 25, 1999 (Incorporated by reference to Exhibit No. 4(d)(4) to Pre-Effective Amendment No.3 on Form S-4 (Registrant No. 333-82643) filed with the Commission on October 1, 1999)

      5. Fifth Supplemental Indenture dated as of October 5, 1999 (Incorporated by reference to Exhibit No. 4(d)(5) on Form 8-K (Registrant No. 1-12248) filed with the Commission on October 12, 1999)

4(g) Form of 12% Senior Note due 2003, Series B (Incorporated by reference to Exhibit No. 4(i) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

4(h) Warrant Agreement dated as of December 23, 1996, between ICF Kaiser International, Inc. and The Bank of New York, as Warrant Agent (Incorporated by reference to Exhibit No. 4(j) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

4(i) Form of Warrant expiring December 31, 1999 issued under Warrant Agreement dated as of December 23, 1996 (Incorporated by reference to Exhibit No. 4(k) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

4(j) Form of Certificate of Designation regarding Redeemable Convertible Preferred Stock (Incorporated by reference to Exhibit No. 4(h) to Pre-Effective Amendment No.3 on Form S-4 (Registrant No. 333-82643) filed with the Commission on October 1, 1999)

4(k) Form of Indenture regarding 12% Senior Notes due 2002 (Incorporated by reference to Exhibit No. 4(h) to Pre-Effective Amendment No.3 on Form S-4 (Registrant No. 333-82643) filed with the Commission on October 1, 1999)

*   Exhibits filed as part of this Registration Statement on Form 8-A


                                   SIGNATURE

     Pursuant to be requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   KAISER GROUP INTERNATIONAL, INC.

Date:  April 13, 2000              By:     /s/ Timothy P. O'Connor
                                       ------------------------------
                                   Name:  Timothy P. O'Connor
                                   Title: Executive Vice President,
                                          Chief Financial Officer and
                                          Chief Administrative Officer

                               INDEX TO EXHIBITS


 Exhibits (listed according to the number assigned in the table in Item 601 of Regulation S-K).

 Exhibit No. 2--Plan of Acquisition, reorganization, arrangement, liquidation or succession

2(a) Prospectus and Consent Solicitation contained in the Registration Statement on Form S-4 (Registrant No. 1-12248) filed with the Commission on October 1, 1999)

 Exhibit No. 3--Articles of Incorporation and By-laws of the Registrant

3(a) Restated Certificate of Incorporation of Kaiser Group International, Inc. (restated through June 26, 1993) (Incorporated by reference to Exhibit No. 3(a) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the second quarter of fiscal 1994 filed with the Commission on October 15,
      1993)

      2. Amended Certificate of Incorporation of Kaiser Group International, Inc. (restated through December 27, 1999) (Incorporated by reference to Exhibit A to Report on Form 8-K (Registrant No. 1-12248) filed with the Commission on December 29, 1999)

     *2. Certificate of Ownership and Merger with respect to name change only dated December 27, 1999.

*3(b) Amended and Restated By-laws of Kaiser Group International, Inc. (as amended through December 27, 1999)

Exhibit No. 3--Articles of Incorporation and By-laws of the Subsidiary
Guarantors

3(c) Articles of Incorporation of Cygna Consulting Engineers and Project Management, Inc. (Incorporated by reference to Exhibit No. 3(c) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

3(d) By-laws of Cygna Consulting Engineers and Project Management, Inc. (Incorporated by reference to Exhibit No. 3(d) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

3(e) Certificate of Incorporation of Kaiser Government Programs, Inc. (Incorporated by reference to Exhibit No. 3(e) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

     *1. Amended Certificate of Incorporation with respect to name change only filed with the Delaware Secretary of State on August 27, 1999.

3(f) By-laws of Kaiser Government Programs, Inc. (Incorporated by reference to Exhibit No. 3(f) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997) 3(g) Certificate of Incorporation of EDA, Incorporated (Incorporated by reference to Exhibit No. 3(k) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(g) Certificate of Incorporation of EDA, Incorporated (Incorporated by reference to Exhibit No. 3(k) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31,
      1998)

3(h) Amended and Restated By-laws of EDA, Incorporated (Incorporated by reference to Exhibit No. 3(l) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31,
      1998)

3(i) Certificate of Incorporation of Global Trade & Investment, Inc. (Incorporated by reference to Exhibit No. 3(o) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(j) Amended and Restated By-laws of Global Trade & Investment, Inc. (Incorporated by reference to Exhibit No. 3(p) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(k) Certificate of Incorporation of Kaiser Europe, Inc. (Incorporated by reference to Exhibit No. 3(q) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31,
      1998)

     *1. Amended Certificate of Incorporation with respect to name change only filed with the Delaware Secretary of State on September 2, 1999.

3(l) By-laws of Kaiser Europe, Inc. (Incorporated by reference to Exhibit No. 3(r) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(m) Certificate of Incorporation of Kaiser / Georgia Wilson, Inc. (Incorporated by reference to Exhibit No. 3(s) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

     *1. Amended Certificate of Incorporation with respect to name change only filed with the Delaware Secretary of State December 27, 1999.

3(n) By-laws of Kaiser / Georgia Wilson, Inc. (Incorporated by reference to Exhibit No. 3(t) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(o) Certificate of Incorporation of Kaiser Overseas Engineering, Inc. (Incorporated by reference to Exhibit No. 3(u) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

     *1. Amended Certificate of Incorporation with respect to name change only filed with the Delaware Secretary of State on November 10, 1999.

3(p) Amended and Restated By-laws of Kaiser Overseas Engineering, Inc. (Incorporated by reference to Exhibit No. 3(v) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(q) Certificate of Incorporation of Kaiser Engineers Pacific, Inc. (Incorporated by reference to Exhibit No. 3(w) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

     *1. Amended Certificate of Incorporation with respect to name change only filed with the Nevada Secretary of State on December 8, 1999.

3(r) Amended and Restated By-laws of Kaiser Engineers Pacific, Inc. (Incorporated by reference to Exhibit No. 3(x) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

3(s) Certificate of Incorporation of Kaiser Advanced Technology, Inc. (Incorporated by reference to Exhibit No. 3(y) to Annual Report on
      Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998) (incorporated by reference to Exhibit E No. 3 (aa) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1997 filed with the Commission on November 16,
      1998)

     *1. Amended Certificate of Incorporation with respect to name change only filed with the Idaho Secretary of State on November 15, 1999.

3(t) By-laws of Kaiser Advanced Technology, Inc. (Incorporated by reference to Exhibit No. 3(z) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998) (incorporated by reference to Exhibit No. 3 (bb) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1997 filed with the Commission on November 16, 1998)


 Exhibit No. 4--Instruments Defining the Rights of Security Holders, including Indentures

4(a) Indenture dated as of January 11, 1994, between ICF Kaiser International, Inc. and The Bank of New York, as Trustee (Incorporated by reference to Exhibit No. 4(a) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1994 filed with the Commission on January 14, 1994)

      1. First Supplemental Indenture dated as of February 17, 1995 (Incorporated by reference to Exhibit No. 4(a)(1) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1995 filed with the Commission on May 23, 1995)

      2. Second Supplemental Indenture dated September 1, 1995 (Incorporated by reference to Exhibit No. 4(a) (2) to Registration Statement on Form S-1 Registration No. 33-64655 filed with the Commission on November 30,
         1995)

      3. Third Supplemental Indenture dated October 20, 1995 (Incorporated by reference to Exhibit No. 4(a)(3) to Registration Statement on Form S-1 Registration No. 33-64655 filed with the Commission on November 30,
         1995)

      4. Fourth Supplemental Indenture dated as of March 8, 1996 (Incorporated by reference to Exhibit No. 4 (a)(4) to Transition Report on Form 10-K (Registrant No. 1-12248) for the transition period from March 1, 1995 to December 31, 1995 filed with the Commission on March 29, 1996)

      5. Fifth Supplemental Indenture dated as of June 24, 1996 (Incorporated by reference to Exhibit No. 4 (a)(5) to Registration Statement on Form S-1 Registration No. 333-16937 filed with the Commission on November 27,
         1996)

      6. Sixth Supplemental Indenture dated as of December 3, 1997 (Incorporated by reference to Exhibit No. 4(a)(6) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

     11. Seventh Supplemental Indenture dated as of August 13, 1998. (incorporated by reference to Exhibit No. 4(a)(7) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1997 filed with the Commission on November 16, 1998)

     12. Eighth Supplemental Indenture dated as of April 9, 1999 (incorporated by reference to Exhibit No. 4(a)(8) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the first quarter of fiscal 1999 filed with the Commission on May 17, 1999)

     13. Ninth Supplemental Indenture dated as of June 25, 1999 (incorporated by reference to Exhibit No. 4(a)(9) to Pre-Effective Amendment No.3 on Registration Statement on Form S-4 (Registrant No. 333-82643) filed with the Commission on October 1, 1999)

     14. Form of Tenth Supplemental Indenture with respect to the 12% Senior Subordinated Notes due 2003 (incorporated by reference to Exhibit 4(a)(10) to Pre-Effective Amendment No. 3 on Registration Statement on Form S-4 (Registrant No. 333-82643) filed with the Commission on October 1, 1999)

4(b) Form of 12% Senior Subordinated Note due 2003 (Incorporated by reference to Exhibit No. 4(b) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1994 filed with the Commission on January 14, 1994)

4(c) Form of Common Stock Purchase Warrant expiring May 15, 1999 (as amended and restated through January 11, 1994) (Incorporated by reference to Exhibit No. 4(e) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1994 filed with the Commission on January 14, 1994)

4(d) Rights Agreement, dated as of January 13, 1992, between ICF Kaiser International, Inc. and Office of the Secretary, ICF Kaiser International, Inc. as Rights Agent, including (1) Form of Certificate of Designations of Series 4 Junior Preferred Stock; (2) Form of Rights Certificate; and (3) Summary of Rights to Purchase Preferred Stock (Incorporated by reference to Exhibit No. 4(h) to Quarterly Report on Form 10-Q (Registrant No. 0-18025) for the third quarter of fiscal 1992 filed with the Commission on January 14, 1992)

      2. Amendment No. 1 to the Rights Agreement dated as of January 13, 1992. (incorporated by reference to Exhibit 1 to Form 8-K (Registrant No. 1-12248) filed with the Commission on July 6, 1999)

      2. Amendment No. 2 to the Rights Agreement dated as of January 13, 1992. (incorporated by reference to No. 4(k) to Form 8-K (Registrant No. 1-12248) filed with the Commission on October 12, 1999)

4(e) Warrant Agreement dated as of January 11, 1994, between the Registrant and The Bank of New York, as Warrant Agent (Incorporated by reference to Exhibit No. 4(c) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1994 filed with the Commission on January 14, 1994)

4(f) Indenture dated as of December 23, 1996, between ICF Kaiser International, Inc. and The Bank of New York, as Trustee, including Guarantees, dated December 23, 1996, by each of the Subsidiary Guarantors (Incorporated by reference to Exhibit No. 4(g) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

      1. First Supplemental Indenture dated as of December 3, 1997 (Incorporated by reference to Exhibit No. 4(a)(6) to Annual Report on Form 10-K (Registrant No. 1-12248) for fiscal year 1997 filed with the Commission on March 31, 1998)

      2. Second Supplemental Indenture dated as of August 13, 1998 (Incorporated by reference to Exhibit No. 4(g)(2) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the third quarter of fiscal 1997 filed with the Commission on November 16, 1998)

      6. Third Supplemental Indenture dated as of April 9, 1999 (Incorporated by reference to Exhibit No. 4(f)(3) to Quarterly Report on Form 10-Q (Registrant No. 1-12248) for the first quarter of fiscal 1999 filed with the Commission on May 17, 1999)

      7. Fourth Supplemental Indenture dated as of June 25, 1999 (Incorporated by reference to Exhibit No. 4(d)(4) to Pre-Effective Amendment No.3 on Form S-4 (Registrant No. 333-82643) filed with the Commission on October 1, 1999)

      8. Fifth Supplemental Indenture dated as of October 5, 1999 (Incorporated by reference to Exhibit No. 4(d)(5) on Form 8-K (Registrant No. 1-12248) filed with the Commission on October 12, 1999)

4(g) Form of 12% Senior Note due 2003, Series B (Incorporated by reference to Exhibit No. 4(i) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

4(h) Warrant Agreement dated as of December 23, 1996, between ICF Kaiser International, Inc. and The Bank of New York, as Warrant Agent (Incorporated by reference to Exhibit No. 4(j) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

4(i) Form of Warrant expiring December 31, 1999 issued under Warrant Agreement dated as of December 23, 1996 (Incorporated by reference to Exhibit No. 4(k) to Registration Statement on Form S-1 Registration No. 333-19519 filed with the Commission on January 10, 1997)

4(j) Form of Certificate of Designation regarding Redeemable Convertible Preferred Stock (Incorporated by reference to Exhibit No. 4(h) to Pre-Effective Amendment No.3 on Form S-4 (Registrant No. 333-82643) filed with the Commission on October 1, 1999)

4(k) Form of Indenture regarding 12% Senior Notes due 2002 (Incorporated by reference to Exhibit No. 4(h) to Pre-Effective Amendment No.3 on Form S-4 (Registrant No. 333-82643) filed with the Commission on October 1, 1999)

*     Exhibits filed as part of this Registration Statement on Form 8-A

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